UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
April 12, 2023
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5505 Blue Lagoon Drive, Miami, Florida 33126
(Address of principal executive offices) (Zip Code)
(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.10	LEN	New York Stock Exchange
Class B Common Stock, par value $.10	LEN.B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 12, 2023, the Company held its 2023 Annual Meeting of Stockholders. The final results for each of the matters submitted to a vote of stockholders at the meeting were as follows:
1.    The following individuals were elected as directors to serve until the 2024 Annual Meeting of Stockholders:

	Votes For	Votes Against	Votes Abstaining	Broker Non-votes
Amy Banse	475,466,807	61,105,084	23,526,016	16,646,812
Rick Beckwitt	529,081,113	7,503,399	23,513,395	16,646,812
Theron I. ("Tig") Gilliam	500,925,509	35,669,670	23,502,728	16,646,812
Sherrill W. Hudson	453,479,196	83,107,359	23,511,352	16,646,812
Jonathan M. Jaffe	529,037,644	7,555,754	23,504,509	16,646,812
Sidney Lapidus	472,723,216	63,852,635	23,522,056	16,646,812
Teri P. McClure	461,674,458	74,912,982	23,510,467	16,646,812
Stuart Miller	474,729,539	61,851,123	23,517,245	16,646,812
Armando Olivera	510,684,475	25,910,865	23,502,567	16,646,812
Jeffrey Sonnenfeld	469,874,971	66,684,959	23,537,977	16,646,812

2.    Stockholders approved, on an advisory basis, the compensation of our named executive officers described in the Proxy Statement dated March 1, 2023 relating to our 2023 Annual Meeting of Stockholders. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
479,143,702	80,630,156	324,049	16,646,812

3.    Stockholders favored, on an advisory basis, a frequency of every year for a stockholder vote on the compensation of our named executive officers. As a result, the Board of Directors has determined that we will hold say-on-pay votes every year until the next required advisory vote on the frequency of say-on-pay votes. The results of the vote were as follows:

One Year	Two Years	Three Years	Votes Abstaining	Broker Non-votes
553,515,693	152,981	6,297,367	131,866	16,646,812

4.    Stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending November 30, 2023. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
549,670,871	26,837,319	236,529	—

5.    Stockholders did not approve a stockholder proposal regarding our common stock voting structure. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
251,812,616	307,816,014	469,277	16,646,812

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2023	Lennar Corporation

	By:	/s/ Diane Bessette
	Name:	Diane Bessette
	Title:	Vice President, Chief Financial Officer and Treasurer